UM INVESTMENT TRUST



                                 ANNUAL REPORT
                                 FOR THE PERIOD
                                FEBRUARY 28, 2002
                          (COMMENCEMENT OF OPERATIONS)
                                     THROUGH
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                                              December 31, 2002
To Our Shareholders:

Enclosed is the first annual report for UM Multi-Strategy Fund (the "Fund"). During a very difficult period, the Fund has performed relatively well compared to the general market, although it has underperformed its benchmark, the JP Morgan GBI Global Hedged US Dollar Index.

Since the inception of the Fund, the Fund's total return was (1.24)%, compared to a return of 7.71% for its benchmark. Meanwhile, the S&P 500 Index returned (19.41)%, the Russell 2000 Index returned (17.38)% and the Nasdaq Composite Index returned (22.51)%. All three of the foregoing equity indices also exhibited far greater volatility than the Fund.

While we cannot predict how the Fund will perform in the future, we will continue to adhere to the fundamentals and principles that have allowed us to do relatively well in turbulent markets, and we are optimistic for a bright and successful future. We would like to also take this opportunity to thank our shareholders for their support of the Fund and for helping make it a success in its infant stages.

Sincerely,

/s/ Mark P. Hurley

Mark P. Hurley


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures shown are cumulative and include the reinvestment of dividends and capital gains. Fund returns shown are from the Fund's 2/28/02 inception date.

This report is intended for distribution only to accredited investors or financial intermediaries. Distribution of this document to anyone other than the intended user is expressly prohibited. This document may not be copied, faxed or otherwise distributed to the general public.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The Nasdaq Composite Index is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. The JP Morgan GBI Global Hedged US Dollar Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. The index adheres to exact local market conventions. The foreign exchange rates are taken at 5:00 PM London time. The index is in US dollars and is an aggregate of all countries that make up the index. You cannot invest directly in an index.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
December 31, 2002
--------------------------------------------------------------------------------

2002 FUND PERFORMANCE
---------------------
For the partial year February 28, 2002 through December 31, 2002, the UM Multi-Strategy Fund generated a loss of 1.24% to investors, net of both fees and all operating expenses. These returns were generated with a standard deviation (measure of volatility) of 0.98% and a beta of 0.00% versus the equity markets as represented by the S&P 500 Index. Over the same period, the S&P 500 Index lost 19.41% with a standard deviation of 6.59%.

STRATEGIC FACTORS GUIDING THE MANAGEMENT OF THE FUND
----------------------------------------------------
Our primary mandates are to protect capital, maintain a low volatility profile and generate a stream of returns that seek to diversify a traditional portfolio holding equities and fixed income instruments through investment in a portfolio of alternative investment funds ("hedge funds"). The UM Multi-Strategy Fund was very successful in the first two parts of our mandate and neutral in the third. In a year as difficult for both the equity markets and many hedge fund investment strategies, we devoted the bulk of our efforts to protecting capital, believing strongly that it is better to live to fight another day than to lose money, no matter how valiant the fight! In order to limit potential losses, we avoided funds using high levels of leverage and continued to focus very strongly on the portfolio management aspect of running a fund-of-funds. The individual performance of each fund is always crucial, but how these funds interact during difficult periods is at least as important. We worked throughout the year to keep the portfolio in a balance where both volatility and market correlation could be kept to a minimum.

STRATEGIES EMPLOYED IN THE FUND
-------------------------------
In order of weighting at year-end 2002, the fund has invested in:

1.   Long/short U.S. equities                                       42%
2.   Event driven - distressed and multi-strategy                   18%
3.   Short oriented equities                                        16%
4.   Relative value                                                 10%
5.   Long/short European and Japanese equities                       9%
6.   Convertible arbitrage                                           5%

The weightings shifted modestly during the year, primarily as a result of balancing a new portfolio to accommodate the inflows of capital and to maintain market neutrality over the period.

KEY TRENDS IN INVESTMENT SECTORS
--------------------------------
As the volatile markets thus far in the beginning of 2003 have shown, there remains considerable uncertainty in the markets. There is a strong desire by many investors, institutional and retail, after three consecutive declining years, to own equities; however, it is not fully evident that the economy has yet reached a point at which companies' earnings can expand dramatically enough to support (on a fundamental basis) a major surge in share prices, or even to justify many of the current high valuations.

The existence of significant discrepancies between fundamentals and valuations in the equity markets creates a large set of opportunities for long/short equity managers. However, at the same time we would anticipate ongoing volatility in the markets. To the extent these levels of volatility are as high as during 2002, the portfolio management process will be very tricky. Overall, we believe that with careful monitoring, this investment area has significant promise for the year.

Differences between fundamentals and security values should also provide some great opportunities in the relative value arena, but with a continued higher level of volatility. For this reason, we will continue to be judicious in the size of our allocation to this area. Generally, we find that while dislocations create opportunities, a longer-term reversion to the "true value" must be in place for relative value strategies to work well. During 2002, there were considerable shocks to the high-yield debt markets (especially in energy trading, telecom and other areas where fraud was discovered) that created interesting opportunities. Subsequently, some value gaps closed, while others widened - we feel that this area has good promise as relative valuations are compelling in many situations.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (continued)
December 31, 2002
--------------------------------------------------------------------------------

KEY TRENDS IN INVESTMENT SECTORS (CONTINUED)
--------------------------------------------
Uncertainty also remains in both the European and Japanese markets. In both cases, it is impossible to gauge the direction of the markets for 2003. Most European economies are anemic at best, and the admission of ten new developing markets into the E.U. by May 2004 is likely to cause major disruptions. There are opportunities, but also a likelihood that volatility will remain high. In Japan, the deflationary cycle continues and the Diet seems completely disinclined to address the key issue of financial institution insolvency caused by the mountain - actually entire mountain range - of bad debt. Until decisive action is taken, it is hard to see how a major recovery can be started. Nonetheless, it is a broad market and there are opportunities to make money in individual names both on the long and short sides. In both Europe and Japan we look for managers who are talented on both sides, but particularly who can capitalize on their short book.

In the event-driven area, we would anticipate at least a mild pick-up in merger activity, which would lead some of the multi-strategy funds to increase their allocations to this area. This would be a positive, because merger arbitrage returns tend to have lower levels of volatility and help balance portfolios. We would not expect to see a major let-up in the pace of corporate defaults during 2003. This will provide a steady stream of supply to distressed managers. Overall, this is good for the area, but a temporary supply/demand imbalance for the securities might cause a widening of spreads and some short-term volatility spikes.

We continue to believe there is too much capital invested in convertible arbitrage, making the whole convertible market too dependent on hedge funds to absorb capacity at current prices. As such, were there to be a shock to the overall markets or this sector in particular, we believe the impact would be severely magnified. Given this hypothesis, we currently have very limited exposure to this investment style with a smaller manager whom we feel is somewhat insulated from the securities typically held by other hedge funds

MAJOR FACTORS AFFECTING PERFORMANCE
-----------------------------------
Three major factors impacted the Fund:

1. The sharp downward movement of the equity markets in the U.S., Europe and Japan. This caused most of the funds in which we invest with a short bias to generate positive returns and those with a long bias to lose money, although this was not universal.

2. The extreme and unpredictable volatility in these markets. This made portfolio management very tricky, forcing many managers to liquidate positions both on the long and short side at times that were either contrary to their desire or their best interests. Being "whipsawed" to some degree in these markets was virtually inevitable.

3. The huge mid-year decline in high yield/distressed securities as a result of the Enron, Worldcom, Global Crossing, Adelphia, Dynegy, etc. disasters and the concomitant almost unprecedented levels of uncertainty in the sector. If one owned distressed securities over the summer, one lost money! Although our managers generally avoided the problematic list above, the whole market was brought down by greater perceived risk in all leveraged companies. The sell-off and widening of spreads was enormous, similar to the atmosphere post the default of Russia and during the Long-Term Capital Management debacle of 1998. Many of the losses were unrealized and most distressed funds have seen a strong recovery during the last quarter and are potentially well positioned for 2003.

PERFORMANCE VERSUS BENCHMARKS
-----------------------------
In measuring the UM Multi-Strategy Fund, performance must be defined both in terms of the returns and the risks taken to generate those returns. As such, we will include both the return and standard deviation numbers for the Multi-Strategy Fund and each benchmark. Returns shown are for the period February 28, 2002 through December 31, 2002 and are cumulative.

   UM Multi-Strategy Fund Performance:   Return: -1.24%   Std. deviation: 0.98%

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UM MULTI-STRATEGY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (continued)
December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE VERSUS BENCHMARKS (CONTINUED)
-----------------------------------------
There are five benchmarks that are each relevant in measuring the Fund's performance.


     1.  JP Morgan GBI Global Hedged US Dollar Index:      Return: 7.71%   Std. deviation: 1.00%

The Fund's primary benchmark index.

     2.  The S&P 500:                                      Return: -19.41%  Std. deviation: 6.59%

We provide the S&P 500 data because many of our investors use this as a general benchmark for comparing all of their non-cash and fixed income investments.

     3.  HFR General Fund-of-Funds Index:                  Return: 0.90%    Std. deviation: 0.77%

This provides a comparison to the broad market of funds-of-funds currently open to investors. The majority of these funds, however, are targeted to institutions and to high net worth investors placing $1 million or more into funds.

     4.  HFR Long/Short Equity Hedge Fund Index:           Return: -3.73%   Std. deviation: 2.03%

This index most closely reflects the investments in the UM Multi-Strategy Fund.

     5.  HFR Event-Driven Index:                           Return: -4.50%   Std. deviation: 2.28%

This index reflects a significant portion of the UM Multi-Strategy Fund.

FUNDS HELPING PERFORMANCE
-------------------------
Our short-oriented sector was, hardly surprisingly, the best performing sector, with a compounded return, gross to the portfolio, of just under 13% for ten months. Returns by manager in the short oriented sector, ranged from 5.6% to 13.3%. Our one convertible arbitrage manager, Private Investors US, LP, after a slow but steady start to the year, finished strongly in November and December, closing with just under a 6% return. The international long/short portfolio, in spite of horrendous conditions in Japan and Europe, was up about 1.6%.

FUNDS HURTING PERFORMANCE
-------------------------
The worst performing sector was relative value (down 4.2%), with the widening of spreads in the summer and fall causing major temporary dislocation. The long/short U.S. equity portfolio was down 1.2%, with a very wide dispersion of returns among the underlying managers. Our event-driven portfolio was down just under 1%, also with a wide dispersion of returns. We believe our strategy of diversification helped to mitigate losses in a very difficult market environment.

MARKET OUTLOOK
--------------
Let us preface this paragraph with a clear statement that none of us has a crystal ball! We do know that every market cycle presents both new risks and opportunities and that we have learned more in each of our eight years managing assets. The past three years have been difficult ones for the equity markets and there is considerable optimism among investors that this year

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (concluded)
December 31, 2002
--------------------------------------------------------------------------------

MARKET OUTLOOK (CONTINUED)
--------------------------
will be much better. A recent Goldman Sachs study shows that 63% of their surveyed investors (130 mutual funds and hedge funds) believe the U.S. equity markets will appreciate by 5% or more during 2003. Investors want to place capital in equities and, as such, this prophecy might come true. We, on the other hand, also look at many of the stark economic realities - continued high valuations of companies on virtually every traditional metric, overcapacity in production, high real estate prices with decreasing demand for space, soaring budget deficits at all governmental levels, a continued high trade deficit, threats of war and ongoing terrorism and a Federal Reserve with few tools left to effect change in the event of continued economic sluggishness - and must, therefore, acknowledge the bear picture as well. We can't possibly predict which will prevail and, fortunately for us, this is not an input into our investment management activities. Our business is to remain neutral to the equity markets regardless of the direction and severity of their moves.

We depend on the ability of our underlying hedge fund managers to find a sufficient number of interesting opportunities--on the long side, on the short side, in arbitrage situations and in distress-- to be able to generate a steady stream of non-market-correlated returns (alpha). We also depend on their ability to manage their portfolio of ideas in such a way as to protect capital in times of extreme volatility. During the year 2002, there were many good ideas, perhaps not as many as in years past, but certainly sufficient to generate very healthy returns. However, the extreme volatility in the markets made capitalizing on these ideas extremely difficult. As such, as we discussed above, the primary focus of our investment team at Cadogan was to protect capital and limit volatility. This we did well, providing very strong relative performance. However, our investors don't spend "relative" dollars, they need and deserve absolute performance. Again, we do not have our crystal ball; nonetheless, we believe the areas in which we invest have settled down to some degree and that our managers - who do conduct unique and thorough research - are extremely well positioned, not only to protect capital, but to provide attractive returns on capital as well.

SOURCE: CADOGAN, HFR, ALTVEST

AN ABSOLUTE RETURN STRATEGY INVOLVES RISK AND IS SUBJECT TO FLUCTUATION. FOR A MORE COMPLETE DESCRIPTION OF THE RISKS INVOLVED, PLEASE REFER TO THE FUND'S OFFERING MEMORANDUM. THE PAST PERFORMANCE OF ANY INVESTMENT, INVESTMENT STRATEGY OR INVESTMENT STYLE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

The views in this report were those of Cadogan Management, LLC ("Cadogan"), sub-adviser to the UM Multi-strategy Fund. These views are for the period ending December 31, 2002 and may not reflect Cadogan's views on the date this report is first published or anytime thereafter. These views are intended to assist financial intermediaries and accredited investors in understanding the Fund's investment methodology.

Long/Short Equity investing seeks to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. One example of this strategy is to build portfolios made up of long positions in the strongest companies in several industries and taking corresponding short positions in those showing signs of weakness.

Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

Event-Driven is also known as "corporate life cycle" investing. This involves investing in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks. The portfolio of some Event-Driven managers may shift in majority weighting between Risk Arbitrage and Distressed Securities, while others may take a broader scope. Instruments include long and short common and preferred stocks, as well as debt securities and options. Fund managers may hedge against market risk by purchasing S&P put options or put option spreads.

You cannot invest directly in an index.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
SCHEDULE OF INVESTMENTS
As of December 31, 2002
--------------------------------------------------------------------------------

Description                                                                                     Value
--------------------------------------------------------                                   ----------------

PORTFOLIO FUNDS - 93.3%

INVESTMENTS IN OFFSHORE PARTNERSHIPS - 8.8%

Canyon Value Realization, LTD                                                                  $ 2,552,287
SVM Highlander, LTD                                                                              2,123,431
                                                                                           ----------------
Total Investments in Offshore Partnerships (Cost $4,639,176)                                     4,675,718
                                                                                           ----------------

INVESTMENTS IN LIMITED PARTNERSHIPS - 84.5%

Atlas Capital Master Fund, LP                                                                    2,827,724
Bellmore Partners, LP                                                                            1,341,587
Bonanza Partners, LP                                                                             2,464,665
Condor SF Partners, LP                                                                           1,842,955
Contrarian Capital Fund, LP                                                                      2,625,109
Davidson Kemper Partners, LP                                                                     1,893,303
Forstman Partners II, LP                                                                         1,087,000
Hourglass Fund, LP                                                                               2,622,248
Island Drive Partners, LP                                                                        1,536,700
Japan Long/Short Cayman Partners, LP                                                             2,178,749
JPD Capital Partners, LP                                                                         1,188,402
Kingsford Capital Partners, LP                                                                   1,709,648
Leveraged Short Equity Index Hedge, LP                                                           1,661,844
Newcastle Partners, LP                                                                           2,268,271
October Fund, LP                                                                                 2,477,979
Private Investors US, LP                                                                         2,440,336
SC Fundamental Value Fund, LP                                                                    2,676,177
SEG Partners, LP                                                                                 2,429,401
Symmetry Captial Partners, LP                                                                    1,598,006
Third Point Partners, LP                                                                         1,966,977
Trellus Partners, LP                                                                             1,327,108
Ventana Partners, LP                                                                             2,755,221
                                                                                           ----------------
Total Investments in Limited Partnerships (Cost $44,281,619)                                    44,919,410
                                                                                           ----------------

Total Investments in Portfolio Funds - 93.3%                                                  $ 49,595,128
(Cost $48,920,795)

Other Assets & Liabilities, Net - 6.7%                                                           3,550,126
                                                                                           ----------------

TOTAL NET ASSETS - 100.0%                                                                     $ 53,145,254
                                                                                           ================

See Notes to Financial Statements.     6





--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002
--------------------------------------------------------------------------------

ASSETS
       Investments, at value (cost $48,920,795) (Note 2)                                     $   49,595,128
       Cash                                                                                       3,769,647
       Other assets:
           Offering costs                                                                            38,065
           Prepaid expenses and other                                                                10,042
                                                                                            ----------------

Total assets                                                                                     53,412,882
                                                                                            ----------------
LIABILITIES
       Payables:
           Dividends                                                                                  9,786
       Accrued liabilities:
           Advisory fees (Note 3)                                                                   136,687
           Administration fees (Note 3)                                                              29,552
           Other                                                                                     91,603
                                                                                            ----------------

Total liabilities                                                                                   267,628
                                                                                            ----------------

NET ASSETS                                                                                   $   53,145,254
                                                                                            ================

COMPONENTS OF NET ASSETS
       Paid-in capital                                                                       $   52,891,906
       Distributable earnings
           Accumulated net realized loss from investments in Portfolio Funds    $ (420,985)
           Net unrealized appreciation of investments in Portfolio Funds           674,333
                                                                                ------------
           Total Distributable Earnings                                                             253,348
                                                                                            ----------------

NET ASSETS                                                                                   $   53,145,254
                                                                                            ================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
BASED ON NET ASSETS OF $53,145,254 AND 2,158,636 SHARES
OF BENEFICIAL INTEREST OUTSTANDING                                                           $       24.62
                                                                                            ===============

See Notes to Financial Statements.     7




--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2002 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Net investment income from investments in Portfolio Funds                                  $  136,570
     Interest income                                                                                 5,813
                                                                                           ----------------
Total investment income                                                                            142,383
                                                                                           ----------------
EXPENSES
     Advisory fees (Note 3)                                                                        298,642
     Administration fees (Note 3)                                                                   90,833
     Transfer agency fees (Note 3)                                                                  39,991
     Custody fees (Note 3)                                                                           7,912
     Accounting fees (Note 3)                                                                       20,861
     Professional fees                                                                             116,800
     Insurance fees                                                                                 50,208
     Trustees fees and expenses                                                                      3,000
     Amortization of offering costs                                                                218,398
     Organizational costs                                                                            3,000
     Registration fees                                                                               7,225
     Miscellaneous expenses                                                                          3,975
                                                                                           ----------------

Total expenses                                                                                     860,845
     Fees waived and expenses reimbursed (Note 4)                                                  (63,000)
                                                                                           ----------------
Net expenses                                                                                       797,845
                                                                                           ----------------

NET INVESTMENT LOSS                                                                               (655,462)
                                                                                           ----------------

Net change in unrealized appreciation of investments in Portfolio Funds                            674,333
                                                                                           ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $   18,871
                                                                                           ================

(a) The Fund commenced operations on February 28, 2002.




See Notes to Financial Statements.     8




--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended December 31, 2002 (a)
--------------------------------------------------------------------------------


OPERATIONS
     Net investment loss                                                                   $   (655,462)
     Net change in unrealized appreciation of investments in Portfolio Funds                    674,333
                                                                                            ------------
Net increase in net assets from operations                                                       18,871
                                                                                            ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
     Allocable share of net realized gains from investments in Portfolio Funds                 (144,657)
                                                                                            ------------
CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (Note 7)                                        53,271,040
                                                                                            ------------
Net increase in net assets                                                                   53,145,254

NET ASSETS
      Beginning of period                                                                             -
                                                                                            ------------
      End of period                                                                        $ 53,145,254
                                                                                            ============

(a) The Fund commenced operations on February 29, 2002.





See Notes to Financial Statements.     9



--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS
For the Period Ended December 31, 2002 (a)
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout the period.


NET ASSET VALUE, BEGINNING OF PERIOD                                                         $25.00
                                                                                           ---------

INVESTMENT OPERATIONS
    Net investment loss                                                                       (0.30)
    Net realized and unrealized loss from investments in Portfolio Funds                      (0.01)
                                                                                           ---------

Total from investment operations                                                              (0.31)
                                                                                           ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Allocable share of net realized gains from investments in Portfolio Funds                 (0.07)
                                                                                           ---------

NET ASSET VALUE, END OF PERIOD                                                               $24.62
                                                                                           =========

TOTAL RETURN                                                                                 (1.24)%

RATIOS/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)                                                 $53,145

Ratios to average net assets (b):
    Expenses                                                                                   3.36% (c) (d)
    Expenses, excluding reimbursement/waiver of fees                                           3.63% (c) (d)
    Net investment loss                                                                      (2.76)% (c) (d)

PORTFOLIO TURNOVER RATE                                                                        0.00%


(a) The Fund commenced operations on February 28, 2002.
(b) Calculated using average net assets of $28,205,214.
(c) Annualized.
(d) Includes amortization of offering costs and organizational costs of 0.93%.


See Notes to Financial Statements.     10

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2002
--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION

This report relates to UM Multi-Strategy Fund (the "Fund"), the only series of UM Investment Trust (the "Trust"). The Trust is a Massachusetts business trust that is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The objective of the Fund is to achieve long-term capital appreciation with low volatility relative to the broad equity markets. The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investment in a variety of partnerships and other investment vehicles ("Portfolio Funds") that are advised by a variety of investment management firms. The Fund primarily invests in Portfolio Funds which are unregistered funds. The Fund commenced operations on February 28, 2002.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION - The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust's officers from time to time. The Fund's investments in Portfolio Funds are carried at fair value, which is determined by taking the Fund's pro rata interest in the net assets of each Portfolio Fund, based on financial data supplied by the Portfolio Funds in accordance with the policies established by the relevant Portfolio Fund, and are net of management and performance incentive fees or allocations payable to the Portfolio Fund's managers as required by the Portfolio Fund's agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital. The Fund's investments are subject to the terms of applicable limited partnership agreements, limited liability company agreements, other operative documents and offering memoranda.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. The Fund records its allocable share of income earned by the underlying Portfolio Funds it invests in when it is informed of such amounts.

MANAGEMENT ESTIMATES - These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various Portfolio Funds held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, in order to avoid a federal excise tax. Therefore, if the Fund qualifies as a regulated investment company and meets all of the requirements of the Code applicable to regulated investment companies, and distributes each calendar year substantially all of the net investment income, capital gain, and certain other amounts, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2002
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

         Accumulated Net Realized Loss                     $(276,328)
         Undistributed Net Investment Loss                   655,462
         Paid-In-Capital                                    (379,134)

FUND EXPENSES - The Fund bears all the expenses of its own operations, including, but not limited to, investment management, legal, audit, fund accounting, registration, organizational and offering costs, and blue sky filing fees.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
         PARTIES

INVESTMENT ADVISER - Undiscovered Managers, LLC (the "Adviser") is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, subject to the supervision of the Trust's Board of Trustees (the "Board"). The Fund's investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC ("Cadogan"), under the general oversight of the Adviser and the Board. The Adviser monitors and evaluates Cadogan to help assure that it is managing the Fund in a manner consistent with the Fund's investment objective and restrictions and applicable laws and guidelines.

Pursuant to a Management Agreement between the Trust, on behalf of the Fund, and the Adviser (the "Management Agreement"), the Adviser is entitled to a management fee, payable quarterly in arrears, that depends on the investment performance of the Fund. The management fee with respect to each calendar quarter is equal to one-fourth of the Annual Advisory Percentage Rate (as defined below and as determined as of the end of such quarter) multiplied by the average of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) for each of the three months in such quarter. The Annual Advisory Percentage Rate (as determined at the end of each quarter) is equal to 0.95% plus (or minus) one-eighth (1/8th) of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated after giving effect to the Fund's fees and expenses, excluding any fees paid to the Adviser pursuant to the Management Agreement) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return on the JP Morgan GBI Global Hedged US Dollar Index during the one-year period ending at the end of such quarter. The Annual Advisory Percentage Rate, as calculated as of the end of each quarter, will not exceed the annual rate of 1.45% of the Fund's average net assets nor be less than the annual rate of 0.45% of the Fund's average net assets, and until the end of the first calendar quarter ending on or after the 364th day following the commencement of the Fund's investment operations, the Annual Advisory Percentage Rate shall be 1.20% of the Fund's average net assets.

Cadogan is entitled to receive a sub-advisory fee as compensation for its services from the Adviser.

ADMINISTRATOR - Pursuant to an Administrative Services Agreement between the Trust and Undiscovered Managers LLC (the "Administrator"), the Administrator has agreed to provide all administrative services to the Fund (including but not limited to corporate secretarial, treasury and blue sky services, but excluding the payment of blue sky filing fees, which will be paid directly by the Fund) that are not provided by the Fund's other service providers. For these services, the Fund pays the Administrator a monthly fee at the annual rate of 0.365% of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month). The Administrator has entered into an agreement with Forum Administrative Services, LLC ("FAdS") to provide certain of the foregoing administrative services at the Administrator's expense.

TRANSFER AGENT - The transfer agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS is under common control with the Fund's placement agent, Forum Fund Services, LLC.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2002
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

FUND ACCOUNTANT - Pursuant to a Fund Accounting Agreement between the Trust, on behalf of the Fund, and Forum Accounting Services, LLC (the "FAcS"), FAcS has agreed to provide certain accounting services to the Fund. FAcS is under common control with the Fund's placement agent, Forum Fund Services, LLC. FAcS maintains records of purchases and sales of securities by the Trust and other account records. In addition, FAcS performs regular net asset value calculations, performance calculations and other services in connection with the valuation of the Trust's assets.

CUSTODIAN -The Bank of New York is the custodian for the Fund. The custodian holds in safekeeping cash belonging to the Fund. Upon instruction, the custodian receives and delivers cash on behalf of the Fund. The custodian also maintains certain accounts and records of the Fund.

NOTE 4.  WAIVER OF FEES

Fees waived and expenses reimbursed by the Adviser were $31,661 and $31,339, respectively, for the period ended December 31, 2002.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases by the Fund of interests in Portfolio Funds was $48,920,795 for the period ended December 31, 2002. The Fund did not sell any interests in Portfolio Funds during the period.

For federal income tax purposes, the tax basis of Portfolio Funds owned as of December 31, 2002, was $48,913,323. The net unrealized appreciation for all Portfolio Funds was $681,804.

NOTE 6.  DIVIDEND REINVESTMENTS

Dividends and capital distributions ("Distributions") will automatically be reinvested in additional shares of the Fund at the Fund's net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

NOTE 7. CAPITAL STOCK

For the period ended December 31, 2002, transactions in capital stock were as follows:

                                                   FOR THE PERIOD ENDED
                                                    DECEMBER 31, 2002
                                                   --------------------
                                                  SHARES           AMOUNT
   Sale of Shares                                2,153,160      $53,136,169
   Reinvestment of dividends                         5,476          134,871
                                               -----------      -----------
   Net increase from capital transactions        2,158,636      $53,271,040
                                               ===========      ===========

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

For tax purposes, the Fund has a current year deferred post October capital loss of $428,456. This loss will be recognized for tax purposes on the first day of the Fund's next tax year.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
December 31, 2002
--------------------------------------------------------------------------------

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Post October Capital Loss                    $(428,456)
       Unrealized Appreciation                        681,804
                                                   ----------
       Total                                       $  253,348
                                                   ==========

The tax character of distributions paid during the year ended 2002 were as follows:

       Long-Term Capital Gains                       $144,657
                                                   ----------
       Total                                         $144,657
                                                   ==========

NOTE 9. RISK FACTORS

Because of the limitation on rights of redemption and the fact that the Fund's Shares ("Shares") will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that Cadogan may invest the Fund's assets in Portfolio Funds that do not permit frequent withdrawals and that may invest in illiquid securities, an investment in the Fund is a highly illiquid investment and involves a substantial degree of risk. Illiquid securities owned by Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

NOTE 10. REPURCHASES AND REDEMPTIONS OF SHARES OF THE FUND

No Shareholder will have the right to require the Fund to redeem its Shares, although the Fund may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by Shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will be made during any given quarter will be determined by the Board of Trustees in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Trustees that the Fund first offer to repurchase Shares from Shareholders on March 31, 2003. Thereafter, the Adviser expects that it will generally recommend to the Board of Trustees that the Fund offer to repurchase Shares on the last business day of each calendar quarter.

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
INDEPENDENT AUDITORS' REPORT
December 31, 2002
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of UM Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of UM Multi-Strategy Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the period February 28, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Fund's investments in Portfolio Funds (approximately 93.3% of net assets), are stated at fair value based on estimates received from the Portfolio Funds prior to the release of such Portfolio Funds' audited financial statements. The respective managements of the Portfolio Funds have estimated the fair values relating to certain of the underlying investments of these Portfolio Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2003

--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
TAX INFORMATION AND TRUSTEES AND OFFICERS (unaudited)
December 31, 2002
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

Income Dividends - The Fund did not pay any ordinary income dividends for the tax year ended December 31, 2002.

Capital Gain Dividends - The Fund paid long-term capital gain dividends of $144,657 for the tax year ended December 31, 2002.


TRUSTEES AND OFFICERS OF THE TRUST

------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                  IN FUND
                                      POSITION     LENGTH OF                                       COMPLEX          OTHER
               NAME,                  WITH THE     TIME         PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    DIRECTORSHIPS
          AGE AND ADDRESS               TRUST      SERVED 1             PAST 5 YEARS              TRUSTEE 2    HELD BY TRUSTEES
------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
NON-INTERESTED TRUSTEES
------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
Roger B. Keating                     Trustee      Since 2001  President  of Time Warner  Cable            9   None
Time Warner Cable                                             National   Division  since  June
National Division                                             2002
160 Inverness Drive West                                      Senior Vice  President,  General
Suite 300                                                     Manager of AOL Vertical  Markets
Englewood, CO 80112                                           from December 2000 to June 2002
Age: 41                                                       Chief   Executive   Officer   of
                                                              Zatso (an internet company)
                                                              (formerly known  as  ReacTV)
                                                              from March 1998 to
                                                              December 2000
                                                              Senior Vice President of
                                                              Comcast Cable from August
                                                              1993  to  March 1998
------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
Matthew J. Kiley                     Trustee      Since 2001  President of Weyhill Group (a               9   None
849 Foxfield Road                                             consulting firm) since April
Lower Gwynedd, PA 19002                                       2002
Age: 40                                                       Self-employed from October 1999
                                                              to April 2002
                                                              Executive Vice President of
                                                              Campus Services for ARAMARK
                                                              Corporation (a food services
                                                              company) from May 1998 to
                                                              October 1999
                                                              Executive Vice President of
                                                              Sports and Entertainment and
                                                              Vice President of Global Food
                                                              and Support Services at ARAMARK
                                                              Corporation from September 1996
                                                              to May 1998
------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
Robert P. Schmermund                 Trustee      Since 2001  Managing Director of Corporate             9    None
America's Community Bankers                                   Communications for America's
900 19th Street NW                                            Community Bankers since January
Suite 400                                                     1993
Washington, DC 20006
Age: 47
------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------

                                       16




--------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
TRUSTEES AND OFFICERS (unaudited) (concluded)
December 31, 2002
--------------------------------------------------------------------------------

------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                  IN FUND
                                      POSITION     LENGTH OF                                       COMPLEX          OTHER
               NAME,                  WITH THE     TIME         PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    DIRECTORSHIPS
          AGE AND ADDRESS               TRUST      SERVED 1             PAST 5 YEARS              TRUSTEE 2    HELD BY TRUSTEES
------------------------------------ ------------ ----------- --------------------------------- ------------- -----------------
INTERESTED TRUSTEES
------------------------------------ ------------ ----------- --------------------------------- ------------- ------------------
Mark P. Hurley 3                      Trustee      Since 2001 Chairman and Chief Executive           9        None
Undiscovered Managers, LLC                                    Officer of Undiscovered
700 North Pearl Street                                        Managers, LLC (an investment
Suite 1625                                                    adviser) since February 2001
Dallas, TX  75201                                             President and Chief Executive
Age: 44                                                       Officer of Undiscovered
                                                              Managers, LLC from September
                                                              1997 to February 2001
------------------------------------ ------------ ----------- --------------------------------- ------------- ------------------
OFFICERS
------------------------------------ ------------ ----------- --------------------------------- ------------- ------------------
Mark P. Hurley                       President    Since 2001  Chairman and Chief Executive           9        None
Undiscovered Managers, LLC                                    Officer of Undiscovered
700 North Pearl Street                                        Managers, LLC since February
Suite 1625                                                    2001
Dallas, TX  75201                                             President and Chief Executive
Age: 44                                                       Officer of Undiscovered
                                                              Managers, LLC from September
                                                              1997 to February 2001
------------------------------------ ------------ ----------- --------------------------------- ------------- ------------------
Patricia L. Duncan                   Treasurer    Since 2001  Vice President of Undiscovered        N/A       N/A
Undiscovered Managers, LLC           & Secretary              Managers, LLC since January 2000
700 North Pearl Street                                        Registered Marketing
Suite 1625                                                    Administrator of Undiscovered
Dallas, TX  75201                                             Managers, LLC from December
Age: 40                                                       1997 to January 2000
------------------------------------ ------------ ----------- --------------------------------- ------------- ------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.
2    The Fund Complex includes Undiscovered Managers Funds.
3 Mark P. Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer and a controlling member of the Adviser.


Part B of the Trust's registration statement contains additional information about the Trust's Board of Trustees and Officers and is available, without charge, upon request by calling toll free (888) 242-3514.

The Trust does not compensate its officers or its Trustees who are affiliated with the Adviser. The Trust pays each unaffiliated Trustee an annual retainer of $1,000. The Trust did not compensate any officer of the Trust during the Trust's fiscal year ended December 31, 2002.

                             FOR MORE INFORMATION:



                               INVESTMENT ADVISOR
                           Undiscovered Managers, LLC
                             Plaza of the Americas
                       700 North Pearl Street, Suite 1625
                                Dallas, TX 75201


                                PLACEMENT AGENT
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101






         This report is authorized for distribution only to accredited investors or financial intermediaries who have received a copy of the Fund's Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.